SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 3, 2017
General Finance Corporation
(Exact Name of Registrant as Specified in its Charter)
Delaware
 (State or Other Jurisdiction of Incorporation)

001-32845	32-0163571
(Commission File Number)	(I.R.S. Employer Identification No.)

39 East Union Street
Pasadena, California	91103
(Address of Principal Executive Offices)	(Zip Code)
(626) 584-9722
 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTES
Certain References

References to “we,” “us,” “our” or the “Company” refer to General Finance Corporation, a Delaware corporation, and its consolidated subsidiaries. These subsidiaries include GFN U.S. Australasia Holdings, Inc., a Delaware corporation (“GFN U.S.”); GFN Insurance Corporation, an Arizona corporation (“GFNI”); GFN North America Leasing Corporation, a Delaware corporation (“GFNNA Leasing”); GFN North America Corp., a Delaware corporation (“GFNNA”); GFN Realty Company, LLC, a Delaware limited liability company (“GFNRC”); GFN Manufacturing Corporation, a Delaware corporation (“GFNMC”), and its subsidiary, Southern Frac, LLC, a Texas limited liability company (collectively “Southern Frac”); Pac-Van, Inc., an Indiana corporation, and its Canadian subsidiary, PV Acquisition Corp., an Alberta corporation (collectively “Pac-Van”); and Lone Star Tank Rental Inc., a Delaware corporation (“Lone Star”); GFN Asia Pacific Holdings Pty Ltd, an Australian corporation (“GFNAPH”), and its subsidiaries, GFN Asia Pacific Finance Pty Ltd, an Australian corporation (“GFNAPF”), Royal Wolf Holdings Limited, an Australian corporation (“RWH”), and its Australian and New Zealand subsidiaries (collectively, “Royal Wolf”).

TABLE OF CONTENTS
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Item 1.02	Termination of a Material Definitive Agreement	1

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Item 1.02    Termination of a Material Definitive Agreement

On November 3, 2017 Royal Wolf Holdings Limited (“Royal Wolf Holdings”), Royal Wolf Trading Australia Pty Limited (“Royal Wolf Australia”), Royalwolf Trading New Zealand Limited ("Royal Wolf New Zealand”), Kookaburra Containers Pty Limited (“Kookaburra”) and Royalwolf NZ Acquisition Co. Limited (“Royalwolf NZ” and collectively with Royal Wolf Holdings, Royal Wolf Australia, Royal Wolf New Zealand and Kookaburra, “Royal Wolf”) repaid approximately A$45.6 million and NZ$19.0 million, constituting payment in full of all amounts borrowed and owed under the senior secured credit facility of Royal Wolf (the “Prior Royal Wolf Credit Facility”), pursuant to that certain ANZ Multicurrency Facility Agreement dated May 8, 2014, as amended to date (the “ANZ Multicurrency Agreement”) among Royal Wolf, Australia and New Zealand Banking Group Limited (“ANZ Australia”) and ANZ Bank New Zealand Limited (“ANZ New Zealand” and collectively with ANZ Australia, “ANZ”)

On November 3, 2017 Royal Wolf repaid approximately A$31.1 million and NZ$14.6 million, constituting payment in full of all amounts borrowed and owed under the Prior Royal Wolf Credit Facility, pursuant to that certain CBA Multicurrency Facility Agreement dated May 8, 2014, as amended to date (the “CBA Multicurrency Agreement”) among Royal Wolf and Commonwealth Bank of Australia (“CBA”).

The sum of the payments described above was approximately A$107.0 million (US$82.1 million) and did not include any material termination penalties.

The November 3, 2017 payment of all amounts borrowed and owed under the Prior Royal Wolf Credit Facility terminated the ANZ Multicurrency Agreement, the CBA Multicurrency Agreement and the following agreements entered into in connection with the ANZ Multicurrency Agreement and the CBA Multicurrency Agreement: that certain Common Terms Deed Poll dated May 7, 2014 among ANZ, CBA and Royal Wolf, that certain Second Variation Deed dated December 15, 2016 among ANZ and Royal Wolf and that certain Second Variation Deed dated December 15, 2016 among CBA and Royal Wolf.

To repay the amounts borrowed under the Prior Royal Wolf Credit Facility, Royal Wolf borrowed the amounts described above pursuant to that certain Syndicated Facility Agreement dated October 26, 2017 among Royal Wolf, Deutsche Bank AG, Sydney Branch, CSL Fund (PB) Lux Sarl II, Aiguilles Rouges Lux Sarl II, Perpetual Corporate Trust Limited and P.T. Limited.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL FINANCE CORPORATION
Dated: November 6, 2017	By:	/s/ CHRISTOPHER A. WILSON
Christopher A. Wilson
General Counsel, Vice President and Secretary

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